Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2020
Disclosure Of Revenue From Contracts With Customers [Abstract]
Revenue from Contracts with Customers
6	Revenue from Contracts with Customers
6.1	Disaggregated revenue information

Set out below is the disaggregation of the Group’s revenues from contracts with customers:

	Years ended December 31,
(in thousands)	2020	2019	2018
Research & development revenues from collaborations	€178,849	€84,428	€101,837
Pfizer Inc.	121,597	14,348	7,173
Genentech Inc.	49,195	64,026	49,536
Shanghai Fosun Pharmaceutical (Group) Co., Ltd	5,074	-	-
Other	2,983	6,054	45,128
Commercial revenues	303,476	24,161	25,738
COVID-19 vaccine revenues	270,490	-	-
Sales to collaboration partner*	61,460	-	-
Direct product sales to BioNTech customers	20,553	-	-
Share of collaboration partner's gross profit	188,477	-	-
Other sales	32,986	24,161	25,738
Total	€482,325	€108,589	€127,575

*Represents sales to collaboration partner of products manufactured by BioNTech.

During the year ended December 31, 2020, revenues from contracts with customers mainly increased since revenues were recognized for the first time under two new collaboration agreements, which BioNTech entered into during the year ended December 31, 2020 in order to develop a COVID-19 vaccine, and ultimately led to the recognition of COVID-19 vaccine commercial revenues.

During the year ended December 31, 2020, revenues recognized from two customers, Pfizer (€371.5 million) and Genentech (€49.2 million), each account for more than 10% of total revenues. During the year ended December 31, 2019 revenues recognized from one customer, Genentech (€64.0 million), accounted for more than 10% of total revenues. During the year ended December 31, 2018 revenues recognized from two customers, Genentech (€49.5 million) and Sanofi (€41.7 million), accounted for more than 10% of total revenue. The geographic region which recognized revenues was mainly Germany (also the Country of BioNTech’s domicile) and is based upon the location will bills customers.

Research & Development Revenues from Collaborations

As part of its BNT162 vaccine program against COVID-19, BioNTech collaborates with Pfizer and Fosun Pharma.

Revenue from Pfizer was mainly derived from the collaboration and license agreement to develop a COVID-19 vaccine and, in addition, includes an amount of €3.5 million revenue derived from the existing Influenza collaboration. During the year ended December 31, 2020, a non-refundable upfront cash payment of €66.3 million was received. A regulatory milestone payment of €51.8 million became due, but has not yet been received. Both were fully recognized as revenue during the year ended December 31, 2020.

Fosun Pharma is the collaboration partner with whom BioNTech works together on the development of a COVID-19 vaccine in China. Through the collaboration agreement BioNTech is conducting clinical trials in China, using BioNTech’s proprietary mRNA technology and leveraging Fosun Pharma’s extensive clinical development, regulatory, and commercial capabilities in the country. Fosun Pharma has paid a non-refundable upfront cash payment of €0.9 million and development milestones of €4.2 million that were recognized as revenue during year ended December 31, 2020.

Other collaboration programs have been progressed during the year ended December 31, 2020 and revenues of €52.1 million have been derived from deferred upfront payments measured based on the costs incurred under the respective research programs. For certain collaboration programs, the commencement of trials has been delayed, partially due to slowed patient enrollment or other delays as a result of the COVID-19 pandemic. Accordingly, during the year ended December 31, 2020, revenues from collaboration programs with Genentech and from the Influenza collaboration with Pfizer have generally decreased compared to the prior year periods.

The revenues recorded during the year ended December 31, 2019 mainly included revenues resulting from collaboration and license agreements processed in the research and development phase. The amounts were mainly derived from deferred upfront fees received under the Genentech, Pfizer (Influenza) and Sanofi collaboration. The amounts were recognized as revenue as BioNTech performed under the agreement and measured based on the costs incurred under the respective research programs. Compared to the revenues recognized from collaboration and license agreements during the year ended December 31, 2018, revenues decreased since the revenue recognized in the year ended December 31, 2018 included an amount of €33.2 million collaboration revenue from the Sanofi collaboration for a reimbursement of 50% of CellScript sublicense costs pursuant to a separate sub-sublicense agreement dated December 22, 2018. This transaction only occurred in the year ended December 31, 2018.

Commercial Revenues

BioNTech’s COVID-19 vaccine has evolved from the BNT162 program and has been authorized or approved for emergency or temporary use or has been granted conditional marketing authorization in over 65 countries worldwide, which resulted in recognition of revenues from the sale of pharmaceutical products for the first time. BioNTech is the marketing authorization holder in the European Union, and holder of emergency use authorizations or equivalent in the United States, United Kingdom, Canada and other countries in advance of a planned application for full marketing authorizations in these countries. BioNTech has marketing and distribution rights in Germany and Turkey. Pfizer has marketing and distribution rights worldwide with the exception of China, Germany, and Turkey. Fosun Pharma has marketing and distribution rights in China.

The COVID-19 vaccine manufacturing process leverages Pfizer’s and BioNTech’s manufacturing facilities, consequently responsibilities are shared between BioNTech and Pfizer. Whenever responsibilities in the manufacturing and supply process of the COVID-19 vaccine shift and the COVID-19 vaccine is transferred, it is sold from one partner to the other. During the year ended December 31, 2020, BioNTech has recognized €61.5 million of revenues from selling drug product batches manufactured by BioNTech to Pfizer’s manufacturing site for fill and finish.

Upon receiving a conditional marketing authorization, emergency or temporary use authorization, BioNTech and Pfizer started selling the product. The allocation of marketing and distribution rights defines territories in which the collaboration partners act as a principal respectively. For supplying BioNTech’s territory, Germany, BioNTech acquired COVID-19 vaccine from Pfizer and recognized €20.6 million of revenues from direct COVID-19 vaccine sales during the year ended December 31, 2020. The share of gross profit that Pfizer as collaboration partner has earned based on these sales is recognized as cost of sales.

Based on Pfizer’s COVID-19 vaccine sales in the collaboration partner’s territory, BioNTech is eligible to receive a share of the respective gross profit which represents a net figure and is recognized as collaboration revenue during the commercial phase. During the year ended December 31, 2020, a gross profit share of €188.5 million has been recognized. In order to determine our share of collaboration partner’s gross profits, BioNTech used certain information from the collaboration partner, including revenue from the sale of products, some of which is based on preliminary data shared between the partners and might vary once final data is available.

During the year ended December 31, 2020, €33.0 million of revenues compared to €24.2 million of revenues during the year ended December 31, 2019, and €25.7 million during the year ended December 31, 2018 were recognized from other sales transactions based on sales of diagnostic products, peptides, retroviral vectors for clinical supply, and development and manufacturing services that were sold to third-party customers.

The revenues from contracts with customers disclosed above were recognized as follows:

	Years ended December 31,
(in thousands)	2020	2019	2018
Timing of revenue recognition
Goods and services transferred at a point in time	€108,840	€16,955	€22,828
Goods and services transferred over time	373,485	91,634	104,747
Total	€482,325	€108,589	€127,575

During the year ended December 31, 2019, BioNTech recognized revenue of €1.1 million under a bill-and-hold transaction for which the customer already had obtained control. The bill-and-hold arrangement is substantive since the request to retain the product in BioNTech’s facilities until January 2020 was initiated by the customer.

6.2	Contract Balances

(in thousands)	December 31, 2020	December 31, 2019
Trade receivables	€165,468	€11,913
Contract liabilities	371,475	190,692

Trade receivables are non-interest bearing and are generally settled within 20 to 30 days.

Contract assets are recognized for revenue earned from sales and services based on individual customer contracts of BioNTech Innovative Manufacturing Services GmbH. However, the customers’ advance payments exceeded BioNTech’s transferred goods and services for which a conditional right to consideration exists. Therefore, only contract liabilities net of contract assets are presented as of December 31, 2020 and December 31, 2019, respectively.

Contract liabilities mainly include upfront fees received from BioNTech’s major collaboration and license agreements as well as advance payments received for future COVID-19 vaccine sales and other sales.

The contract liabilities from collaboration and commercial supply agreements as of December 31, 2020 comprise €131.8 million remaining upfront fees from collaboration agreements, €235.8 million of advance payments for future COVID-19 vaccine sales, which had been received during the year ended December 31, 2020 or for which an unconditional right of consideration exists as well as €3.9 million advance payments received on other sales (as of December 31, 2019: €187.6 million of remaining upfront fees from collaborations as well as €3.1 million advance payments received on other sales).

During the year ended December 31, 2020, the increase from payments received exceeded revenues recognized from contract liabilities recorded at the beginning of the year (during the year ended December 31, 2019: decrease in contract liabilities since recognizing revenues from amounts which had been included in contract liabilities at the beginning of the year exceeded advance payments on other sales received).

Set out below is the amount of revenue recognized for the periods indicated:

	Years ended December 31,
(in thousands)	2020	2019	2018
Amounts included in contract liabilities at the beginning of the year	€58,895	€84,112	€59,583

6.3	Performance Obligations

The contract liabilities allocated to the remaining performance obligations from collaboration or commercial supply agreements (unsatisfied or partially unsatisfied) as at year-end are as follows:

(in thousands)	December 31, 2020	December 31, 2019
Within one year	€299,583	€93,583
More than one year	71,892	97,109
Total	€371,475	€190,692